Exhibit 10.14

OMNIBUS AMENDMENT TO NOTE PURCHASE AGREEMENTS

AND NOTE EXCHANGE AGREEMENT

This Omnibus Amendment to the Note Purchase Agreements and the Note Exchange Agreement (this “Omnibus Amendment”) is made and entered into effective as of May 28, 2020, by and among (i) Hycroft Mining Corporation, a Delaware corporation (the “Company”), (ii) each of the direct or indirect subsidiaries of the Company listed on the signature pages hereto (the “Subsidiaries”), (iii) the entities listed on Schedule 1.1 attached hereto (each, an “Exchanging Holder” and collectively, the “Exchanging Holders”) and (iv) WBox 2015-5 Ltd., in its capacity as collateral agent under each of the Note Purchase Agreements (the “Collateral Agent”). The parties hereto shall be collectively referred to as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Note Exchange Agreement or the Note Purchase Agreements, as applicable.

Recitals

A.            The Company, the Subsidiaries, the Exchanging Holders and the Collateral Agent are parties to those certain Note Purchase Agreements dated February 22, 2019, May 21, 2019, June 27, 2019, August 6, 2019, August 29, 2019, September 25, 2019, October 16, 2019, November 21, 2019, December 17, 2019, January 17, 2020, February 7, 2020, March 12, 2020, April 16, 2020, and May 7, 2020, as amended (the “Note Purchase Agreements”), pursuant to which the Company issued Senior Secured Notes (the “Existing Notes”) to the Exchanging Holders.

B.            Pursuant to Section 9.2 of each Note Purchase Agreement, such Note Purchase Agreement may be amended with the consent of the Requisite Holders (as defined in the respective Note Purchase Agreement).

C.            The undersigned Exchanging Holders constitute the Requisite Holders with respect to each Note Purchase Agreement.

D.            The Company, the Subsidiaries, the Exchanging Holders and the Collateral Agent are parties to that certain Note Exchange Agreement dated January 13, 2020 (the “Note Exchange Agreement”), pursuant to which the Exchanging Holders will transfer the Existing Notes (as defined in the Note Exchange Agreement) to the Company subject to the terms and conditions set forth in the Note Exchange Agreement.

E.            Pursuant to Section 9.2 of the Note Exchange Agreement, such Note Exchange Agreement may be amended with the consent of the Requisite Holders (as defined in the Note Exchange Agreement).

F.            The undersigned Exchanging Holders constitute the Requisite Holders with respect to the Note Exchange Agreement.

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

Agreement

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged, the Parties agree to amend the Note Purchase Agreements and the Note Exchange Agreement as follows:

1.            Note Purchase Agreements.

1.1            The Company hereby waives any and all obligations set forth in Section 14.2(a)(i) of the Note Purchase Agreements, including, but not limited to, the obligation to deliver certificates in the form of Exhibit B and Exhibit C to the Note Purchase Agreements, in connection with the transactions set forth in the Note Exchange Agreement.

1.2            The Collateral Agent hereby waives any right to receive an Opinion of Counsel (as defined in the Note Purchase Agreements) and an Officer’s Certificate (as used in the Note Purchase Agreements) pursuant to Section 9.5 of the Note Purchase Agreements in connection with this Omnibus Amendment.

2.            Note Exchange Agreement.

2.1            The first recital of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“WHEREAS, on February 22, 2019, May 21, 2019, June 27, 2019, August 6, 2019, August 29, 2019, September 25, 2019, October 16, 2019, November 21, 2019, December 17, 2019, January 17, 2020, February 7, 2020, March 12, 2020, April 16, 2020, and May 7, 2020, the Company issued, pursuant to Note Purchase Agreements of even date therewith (as amended, the “1.25 Lien Note Purchase Agreements”), $18,000,000, $9,000,000, $10,000,000, $5,000,000, $5,000,000, $5,000,000, $10,000,000, $5,000,000, $5,000,000, $5,000,000, $5,000,000, $10,000,000, $10,000,000 and $10,000,000  respectively, in aggregate principal amount of Senior Secured Notes due June 30, 2020 (the “Existing Notes”);”

2.2            To the extent an Exchanging Holder fails to deliver one (or more) of its Existing Notes to the Company on or prior to the Closing Date, the Company hereby waives the obligations of such Exchanging Holders to deliver the Existing Notes to the Company pursuant to Section 2.2(c) of the Note Exchange Agreement; provided that the Company waives such obligations upon the representations and warranties and covenants, obligations and other provisions contained in this Agreement (including, without limitation, Exhibit G hereto).

2.3            The Collateral Agent hereby waives any right to receive an Officer’s Certificate (as used in the Note Exchange Agreement) pursuant to Section 9.5 of the Note Exchange Agreement in connection with this Omnibus Amendment.

2.4            Section 2.2 of the Note Exchange Agreement is hereby amended to add the following as subsection 2.2(d):

“Delivery of Officer’s Certificate. Each Exchanging Holder shall have delivered a certificate signed on behalf of such Exchanging Holder by an authorized Officer thereof in the form attached hereto as Exhibit F.”

2.5            Section 6 of the Note Exchange Agreement is hereby amended to add the following as Section 6.21:

“Cancellation of Existing Notes. The Company hereby (i) acknowledges that some or all of the Exchanging Holders may be unable to deliver each Note Document to the Company prior to the Closing Date and (ii) waives the condition precedent under the Note Exchange Agreement to deliver each Note Document prior to the Closing Date, provided that any failure to deliver one or more of the Existing Notes shall be subject to the terms of the Existing Holder representations and warranties, covenants, obligations and other provisions provided in Section 7.3 of the Note Exchange Agreement, as amended herein. Further, the Company covenants that, notwithstanding any failure by the Exchanging Holders to deliver all of the Existing Notes prior to the Closing Date, upon consummation of the transactions contemplated by the Note Exchange Agreement, the Company will cancel all Existing Notes and will treat such Existing Notes as no longer outstanding for all purposes.”

2.6            The first sentence of Section 6.4(a) of the Note Exchange Agreement is hereby amended to add the phrase “and Holders” after the phrase “Collateral Agent”.

2.7            Section 6.4(b) of the Note Exchange Agreement is hereby amended to add the phrase “and Holders” after the phrase “Collateral Agent”.

2.8            Section 6.14(b)(xvi) of the Note Exchange Agreement is hereby amended to delete the phrase “Collateral Agent” and substitute the word “Holders” in its place.

2.9            Section 6.15(d) of the Note Exchange Agreement is hereby amended to replace each use of the phrase “Collateral Agent” with the word “Holders”.

2.10            Section 6.18(d) of the Note Exchange Agreement is hereby amended to replace the first use of the phrase “Collateral Agent” with the phrase “the Requisite Holders”.

2.11            Section 7 of the Note Exchange Agreement is hereby amended to add the following Exchanging Holder covenant as Section 7.3:

“Exhibit G. To the extent an Exchanging Holder fails to deliver one (or more) of its Existing Notes on or prior to the Closing Date, such Exchanging Holder hereby makes the representations and warranties contained in Exhibit G hereto and agrees to the covenants, obligations and other provisions contained in Exhibit G hereto.”

2.12            Section 8.2 of the Note Exchange Agreement is hereby amended to delete the phrase “the Collateral Agent or” in the first sentence of the first paragraph.

2.13            Section 8.5 of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“Control by Majority. Requisite Holders may direct, subject to the terms and conditions of the Intercreditor Agreement and the provision of security or indemnity satisfactory to the Collateral Agent, the time, method and place of conducting any proceeding for exercising any remedy available to the Collateral Agent or exercising any trust or power conferred on it; provided, however, that the Collateral Agent may refuse to follow any direction that conflicts with Law or this Agreement, that may involve the Collateral Agent in personal liability or that the Collateral Agent determines in good faith may be unduly prejudicial to the rights of Holders of Notes not joining in the giving of such direction (it being understood that the Collateral Agent has no duty to determine whether any action is prejudicial to any Holder) and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Notes.”

2.14            Section 8.8 of the Note Exchange Agreement is hereby amended by adding the following sentence to the end of such Section:

“The Collateral Agent is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have its claims allowed in any judicial proceeding relative to the Company (or any other obligor upon the Notes), its creditors or its property.”

2.15            Section 10.4(b) of the Note Exchange Agreement is hereby amended by amending the last sentence thereof to read as follows:

“The Collateral Agent shall deliver such instrument or instruments reasonably requested by and prepared by the Company, evidencing such release upon receipt of a Company Request accompanied by an Officer’s Certificate certifying as to the compliance with this Section 10.4 and the other applicable provisions of this Agreement.”

2.16            Section 11.4 of the Note Exchange Agreement is hereby amended by adding a “)” after “Section 11.9(l).

2.17            Section 11.7(a) of the Note Exchange Agreement is hereby amended to add the phrase “(or amendments thereto)” after the phrase “continuation statements”.

2.18            Section 11.9(a) of the Note Exchange Agreement is hereby amended to delete the following sentence in its entirety: “Except as expressly otherwise provided in this Agreement, the Collateral Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Collateral Agent is expressly entitled to take or assert under this Agreement and the Collateral Documents, including the exercise of remedies pursuant to Section 8, and any action so taken or not taken shall be deemed consented to by the Holders.”

2.19            Section 11.9(d)(iii) of the Note Exchange Agreement is hereby amended to delete the following in its entirety: “that would constitute an exercise of remedies hereunder or under any of the Note Documents”.

2.20            The fourth sentence of Section 11.9(d) of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“Whenever reference is made in this Agreement or any other Note Document to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such advice or concurrence of the Requisite Holders (acting in accordance with this Agreement and other Note Documents, with such direction to be binding upon all of the Holders), as it deems appropriate accompanied by, if requested, indemnity satisfactory to the Collateral Agent.”

2.21            Section 11.9(f) of the Note Exchange Agreement is hereby amended to replace each reference to “WBox 2015-5 Ltd.” with “Wilmington Trust, National Association”.

2.22            The first sentence of the second paragraph of Section 11.9(m) of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“The Company and the Guarantors, jointly and severally, shall indemnify the Collateral Agent in any of its capacities under this Agreement, any of the Note Documents and any other document or transaction entered into in connection herewith or therewith and its agents against any and all losses, liabilities or expenses incurred by them arising out of or in connection with the acceptance or administration of its duties under this Agreement or any such other document or transaction, including the costs and expenses of enforcing this Agreement against the Company (including this Section 11.9) and defending themselves against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of their powers or duties hereunder or under any such other document or transaction, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct on the part of the Collateral Agent, its officers, directors, agents or employees, or such agent, as the case may be, as determined by a final non-appealable order of a court of competent jurisdiction.”

2.23            The last sentence of the second paragraph of Section 11.9(m) of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“The Company need not reimburse any expense or indemnify against any loss incurred by the Collateral Agent through the Collateral Agent’s own gross negligence or willful misconduct, as determined by a final non-appealable order of a court of competent jurisdiction.”

2.24            Section 11.9(q) of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding anything in this Agreement or any other Note Document to the contrary, the Collateral Agent shall not be liable to any other party for any indirect, special incidental, punitive or consequential damages (including but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.”

2.25            Section 12 of the Note Exchange Agreement is hereby amended by adding the following paragraph to the end of such section:

“Each Holder shall, on a ratable basis based on such Holder’s pro rata share of all the Outstanding Notes, indemnify upon demand the Collateral Agent (to the extent not reimbursed by or on behalf of the Company or any Guarantor and without limiting the obligation of the Company and the Guarantors to do so), and hold harmless the Collateral Agent in each case from and against any and all losses, liabilities or expenses incurred by the Collateral Agent in connection with this Agreement and the other Note Documents, except for losses, liabilities or expenses determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Collateral Agent’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Requisite Holders (or such other number or percentage of the Holders as shall be required by the Note Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.”

2.26            The Company hereby waives any and all obligations set forth in Section 14.2(a)(i) of the Note Exchange Agreement, including, but not limited to, the obligation of a transferor to deliver certificates in the form of Exhibit B and Exhibit C to the Note Exchange Agreement in connection with the exchange of the Notes (as defined in the Note Exchange Agreement).

2.27            Section 16.21(b)(i) of the Note Exchange Agreement is hereby deleted in its entirety and replaced with the following:

“the payment of principal, interest, fees, expenses or other amounts on account of the Note Obligations (other than the payment of PIK Interest and other Permitted Payments, and the fees and expenses (including attorney’s fees and expenses) of the Collateral Agent in its capacity as such) is expressly subject to the payment in full of the Senior Debt Obligations;”

2.28            Section 16.21 of the Note Exchange Agreement is hereby amended by adding the following subsection (c):

“(c)      Notwithstanding any other provisions of this Agreement, in the event the Senior Representative enters into any amendment, supplement, modification, waiver or consent in respect of any of the Senior Collateral Documents (as defined in the Intercreditor Agreement) for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document (as defined in the Intercreditor Agreement) or changing in any manner the rights of any parties thereunder, then such amendment, waiver, supplement, modification, or consent shall apply automatically to any comparable provision of any Collateral Document, if any, and each other comparable Collateral Document without the consent of or action by the Collateral Agent or any other Secured Party (with all such amendments, waivers, supplements, consents and modifications subject to the terms of the Intercreditor Agreement); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Note Documents), (i)  such amendment, supplement, modification, waiver or consent does not have the effect of (A) removing assets subject to the Lien granted to the Collateral Agent hereunder or under the other Collateral Documents, except to the extent that a release of such Lien is permitted by Section 5.01 of the Intercreditor Agreement, (B) imposing additional duties on the Collateral Agent without its consent or (C) permitting other Liens on the Collateral not permitted under the terms of the Note Documents or the Intercreditor Agreement, and (ii) any such amendment, waiver, supplement, modification or consent that materially and adversely affects the rights of the Secured Parties and does not affect the Senior Parties in a like or similar manner shall not apply to this Agreement or the other Collateral Document without the consent of the Collateral Agent.”

2.29            The Exchanging Holders hereby consent to, and the Company hereby agrees to, the full release of each of Allied Nevada Gold Holdings LLC and Victory Exploration LLC (f/k/a Victory Exploration Inc.) from any and all liabilities and other obligations under or otherwise in connection with the Note Exchange Agreement, the Notes, any Note Guarantee and any other Note Documents, including its guarantee obligations thereunder, effective immediately without further action from any other person or entity, shall cease to be a “Guarantor” for all purposes thereunder and shall hereafter be deemed no longer a party thereto.  The Company hereby agrees to execute and deliver to Allied Nevada Gold Holdings LLC and/or Victory Exploration LLC (f/k/a Victory Exploration Inc.), at any time and from time to time, upon reasonable request thereby, such other documents or instruments evidencing such release.

2.30            Schedule 1.1 to the Note Exchange Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached.

2.31            The Note Exchange Agreement is hereby amended to add Exhibit F and Exhibit G attached hereto.

3.            Resignation of Collateral Agent. Pursuant to Section 11.9(g) of the Note Exchange Agreement, the Collateral Agent hereby resigns as collateral agent under the Note Exchange Agreement, and the Company hereby appoints Wilmington Trust, National Association (“WTNA”) as its successor collateral agent. By executing this Omnibus Amendment, WTNA acknowledges, confirms, and accepts such appointment and agrees to act as the “Collateral Agent” under the Note Exchange Agreement in accordance with the terms thereof, this Omnibus Amendment and the Resignation, Appointment, Assignment and Acceptance Agreement of even date herewith.

4.            Miscellaneous.

4.1            The Company hereby acknowledges that each undersigned Exchanging Holder is the holder of record of the Notes listed in Schedule 1.1 next to such Exchange Holder’s name

4.2            Entire Agreement. Except as specifically amended or waived in this Omnibus Amendment, the Existing Notes shall otherwise continue in full force and effect. This Omnibus Amendment together with the Existing Notes, the Note Purchase Agreements (as amended by this Omnibus Amendment), the Intercreditor Agreement (as defined in the Note Purchase Agreement and the Note Exchange Agreement), the other Note Documents (as defined in the Note Purchase Agreements and the Note Exchange Agreement) and the Note Exchange Agreement (as amended by this Omnibus Amendment) constitute the entire understanding among the Parties and the parties thereto with respect to the subject matter hereof and thereof and replace and supersede all prior agreements and understandings, both written and oral, among the Parties and the parties thereto with respect to the subject matter hereof and thereof.

4.3            Governing Law. THIS OMNIBUS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

4.4            Judicial Interpretation. The parties hereto agree that they have been represented by legal counsel during the negotiation and execution of this Omnibus Amendment and, therefore, waive the application of any regulation, holding, rule of construction or Law providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

4.5            Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each of which will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of this Omnibus Amendment by facsimile or portable document format (PDF) will be effective as delivery of a manually executed counterpart of this Omnibus Amendment.

4.6            Termination and Release.

The parties hereto acknowledge and agree that upon the consummation of the exchange of the Existing Notes as contemplated pursuant to the Note Exchange Agreement, the 1.5 Lien Note Purchase Agreements and each of the Note Documents relating to the Note Purchase Agreements shall be automatically terminated and any and all other agreements, documents and instruments executed in connection therewith, shall be automatically and irrevocably terminated in its entirety and be of no further force or effect, and the Collateral Agent for the Existing Notes, without recourse, representation or warranty, hereby irrevocably releases and terminates all security interests and other Liens on the Collateral securing the Existing Notes created pursuant to the Collateral Documents relating to the Existing Notes.

The Collateral Agent for the Existing Notes will promptly, (i) at the Company’s sole cost and expense, deliver or cause to be delivered any Collateral in its possession or control, to the Company or to such other person or entity as the Company may otherwise direct and (ii) execute and deliver to the Company, its successors or assigns, at any time and from time to time, upon and after the date hereof, at such requestor’s sole cost and expense, such releases, notices of release, discharges, full reconveyances, termination statements and similar documents (and, if applicable, in recordable form) as such person may reasonably request in writing in connection with, or to effectuate or evidence, the termination of the Note Purchase Agreements and the release and termination of Liens and security interests granted in respect of the Existing Notes or the Note Guarantees relating to the Existing Notes. The Collateral Agent for the Existing Notes hereby authorizes the Company, its successors and assigns, and their respective agents or designees (including Dorsey & Whitney LLP) to file or record any of the foregoing releases, notices of release, discharges, termination statements and similar documents pertaining to all Liens and security interests of the Collateral Agent for the Existing Notes in the Collateral securing the Existing Notes.

IN WITNESS WHEREOF, the Parties have executed this Omnibus Amendment as of the date first above written.

HYCROFT MINING CORPORATION
a Delaware corporation

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Executive Vice President and Chief Financial Officer

HYCROFT RESOURCES & DEVELOPMENT, LLC,
ALLIED VGH LLC,
VICTORY EXPLORATION LLC

By:	/s/ Stephen M. Jones
	Name:	Stephen M. Jones
	Title:	Chief Financial Officer

ALLIED NEVADA GOLD HOLDINGS LLC

By:	/s/ Randy E. Buffington
	Name:	Randy E. Buffington
	Title:	Manager

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.,
as an Exchanging Holder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

highbridge msf international ltd.,
as an Exchanging Holder

By: Highbridge Capital Management, LLC, its Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

boston patriot batterymarch st llc,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

Mudrick Distressed Opportunity Specialty Fund, L.P,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

Mudrick Distressed Opportunity Drawdown Fund, L.P. ,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

Mudrick DISTRESSED OPPORTUNITY FUND GLOBAL LP,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

BLACKWELL PARTNERS LLC – Series A,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

MERCER QIF FUND PLC,
as an Exchanging Holder

By: Mudrick Capital Management, LP, its investment manager

By:	/s/ Glenn Springer
	Name:	Glenn Springer
	Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

ALSV LIMITED., as an Exchanging Holder

By:	/s/ Robert H. Lynch, Jr.
Name:	Robert H. Lynch, Jr.
Title:	Managing Member

By:	/s/ Andrew David
Name:	Andrew David
Title:	Chief Operating Officer

APSV, L.L.C., as an Exchanging Holder

By:	/s/ Robert H. Lynch, Jr.
Name:	Robert H. Lynch, Jr.
Title:	Managing Member

By:	/s/ Andrew David
Name:	Andrew David
Title:	Chief Operating Officer

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

WBOX 2015-5 LTD.,
as Collateral Agent and as an Exchanging Holder

By:	/s/ Mark M. Strefling
	Name:	Mark M. Strefling
	Title:	Director

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]

WFF CAYMAN II LTD.,
as an Exchanging Holder

By:	/s/ Kenneth L. Nadel
	Name:	Kenneth L. Nadel
	Title:	Authorized Signatory

[Signature Page to Omnibus Amendment (1.25 NPA and Note Exchange Agreement)]